UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2025

KADANT INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-11406

Delaware	52-1762325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)
(978) 776-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 1.01. Entry into a Material Definitive Agreement

On October 7, 2025, Kadant Inc. ("Kadant" or the "Company") completed the acquisition of Clyde Industries Holdings, Inc. and its subsidiaries ("Clyde Industries") for $175 million in cash, subject to customary adjustments, pursuant to a Securities Purchase Agreement, dated as of October 7, 2025, by and among Clyde Industries Holdings, Inc., Clyde Industries Holdings, L.P. and the Company (the "Acquisition Agreement"). Clyde Industries is a leading provider of highly engineered boiler efficiency solutions for the global pulp and paper industry and will become part of Kadant’s Industrial Processing reporting segment.

The Company acquired all of the outstanding equity securities of Clyde Industries (the "Acquisition"). The Acquisition Agreement contains customary representations, warranties and restrictive covenants. Kadant has obtained a representation and warranty insurance policy as recourse for breaches of the representations and warranties under the Acquisition Agreement. Pursuant to the Acquisition Agreement, a portion of the cash consideration is available to satisfy certain customary post-closing adjustments, if any.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which will be filed as an exhibit to Kadant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2025 with the Securities and Exchange Commission.

The above description of the Acquisition Agreement is not intended to provide any other factual information about Kadant, Clyde Industries, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Acquisition Agreement were made only for purposes of the Acquisition Agreement and only as of specific dates, were solely for the benefit of the parties to the Acquisition Agreement, and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Acquisition Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in public disclosures by Kadant or Clyde Industries. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Kadant, Clyde Industries or any of their respective subsidiaries, affiliates or businesses.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company in connection with the Acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On October 9, 2025, the Company will hold a webcast and conference call to discuss the transaction described above at 11:00 a.m. Eastern Time. A copy of our investor presentation with an overview of the Acquisition that will be presented on the webcast and discussed in the conference call will be filed with the Securities and Exchange Commission prior to the call and will be posted in the "Investors" section of the Company's website at kadant.com.

The information contained in this Item 7.01 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the financial and operating performance of Clyde Industries, the benefits of the

KADANT INC.

Acquisition, and the expected future business and financial performance of Clyde Industries and Kadant. These forward-looking statements represent our expectations as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to Kadant’s ability to successfully integrate Clyde Industries and its operations and employees and realize anticipated benefits from the Acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of Clyde Industries; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Acquisition; competitive, investor or customer responses to the Acquisition; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybersecurity incidents; implementation of our internal growth strategy; competition; our ability to successfully manage our manufacturing operations; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; loss of key personnel and effective succession planning; future restructurings; protection of intellectual property; changes to tax laws and regulations; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
The following exhibits relating to Item 7.01 shall be deemed to be furnished and not filed.

Exhibit
No.	Description of Exhibits

99.1	Press release issued by the Company on October 7, 2025 announcing the completion of the Acquisition.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

KADANT INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: October 7, 2025	By	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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